Exhibit 99.1 ITEM 4 – APPROVAL OF THE 2017 STOCK INCENTIVE PLAN The Board of Directors unanimously recommends that you vote FOR this proposal (Item 4 on your proxy card) Overview In the opinion of our Board of Directors, the future success of State Street depends, in large part, on our ability to maintain a competitive position in attracting, retaining and motivating key employees with experience and ability. On February 16, 2017, our Board adopted, subject to shareholder approval, the State Street Corporation 2017 Stock Incentive Plan. The 2017 Stock Incentive Plan is intended to replace our 2006 Equity Incentive Plan, as amended, which we refer to as the 2006 Equity Incentive Plan. The 2017 Stock Incentive Plan would allow for the issuance of up to 8,300,000 shares of common stock. In addition, up to an additional 28,500,000 shares of common stock will be available for issuance under the 2017 Stock Incentive Plan, which is equal to the sum of (1) the number of shares of common stock reserved for issuance under the 2006 Equity Incentive Plan that remain available for grant immediately prior to the annual meeting and (2) the number of shares of common stock subject to awards granted under the 2006 Equity Incentive Plan that, following the annual meeting, may expire, terminate or be otherwise surrendered, cancelled, forfeited or repurchased by us at their original issuance price pursuant to a contractual repurchase right (subject, in the case of incentive stock options, to any limitations of the Internal Revenue Code of 1986, as amended, or the Code). If the 2017 Stock Incentive Plan is approved by our shareholders, we will no longer grant any new awards under the 2006 Equity Incentive Plan after the annual meeting (however, awards previously granted under the 2006 Equity Incentive Plan will remain outstanding and the shares subject to awards granted under that plan may become available for issuance under the 2017 Stock Incentive Plan under the circumstances described above). As of March 1, 2017, (1) stock appreciation rights covering 594,352 shares of common stock with a weighted average measurement price of $81.71 and a weighted average remaining term of 0.9 years, (2) unvested deferred stock awards covering 8,662,529 shares of common stock and (3) unvested performance awards covering 1,460,592 shares of common stock were outstanding under the 2006 Equity Incentive Plan and our other equity compensation plans. As of March 1, 2017, 16,491,204 shares of common stock were available for future grant under the 2006 Equity Incentive Plan. Highlights of the 2017 Stock Incentive Plan No “Evergreen” Provision Shares authorized for issuance under the 2017 Stock Incentive Plan are not automatically replenished. No repricing of stock options or stock appreciation rights The 2017 Stock Incentive Plan prohibits the direct or indirect repricing of stock options or stock appreciation rights without shareholder approval, including a prohibition on the exchange of “underwater” stock options or stock appreciation rights for a cash payment. No discounted stock options or stock appreciation rights All stock options and stock appreciation rights must have an exercise price or measurement price equal to or greater than the fair market value of the underlying common stock on the date of grant. No “Single-trigger” vesting upon change in control Awards granted under the 2017 Stock Incentive Plan will not automatically vest solely as a result of a change in control. Material amendments require shareholder approval Shareholder approval is required prior to an amendment of the 2017 Stock Incentive Plan that would (1) materially increase the number of shares available, (2) expand the types of available awards, or (3) materially expand the class of participants eligible to participate. Administered by an independent committee The 2017 Stock Incentive Plan is administered by the Executive Compensation Committee, which is made up entirely of independent directors. Clawback Policy All awards granted in the 2017 Stock Incentive Plan are subject to any clawback policy that we have adopted or may adopt in the future or any other compensation recovery requirements that we determine is necessary or appropriate to be applicable to an award. The Board of Directors unanimously recommends that you vote FOR this proposal (Item 4 on your proxy card) Deferred equity compensation is a key component of our compensation plan and we believe that approving 8,300,000 shares (plus any unused shares from the 2006 Equity Incentive Plan, as described above) for issuance under the 2017 Stock Incentive Plan is appropriate and in the best interests of shareholders given (1) our historical rate of issuing equity awards, (2) our current expectations of the number of shares likely to be needed for future grants and (3) the importance of equity as a proportion of total compensation. Our Board will carefully consider all proposed grants under the 2017 Stock Incentive Plan.

In developing the proposed number of shares available for issuance under the 2017 Stock Incentive Plan and analyzing the impact on our shareholders of utilizing equity, we considered our "burn rate" and "overhang."

Burn rate provides a measure of the potential dilutive impact of our annual equity award program. Set forth below is a table that reflects our burn rate for 2016, 2015 and 2014 as well as the average over those periods.

Fiscal Year	Full-Value Shares Granted - Deferred Stock Awards	Full-Value Shares Granted - Performance Awards	Full-Value Shares Vested - Performance Awards	Total Shares[1]	Basic Weighted Average Number of Shares of Common Stock Outstanding	Gross Burn Rate[2]
2016	4,335,649	505,690	423,672	4,759,321	391,484,602	1.22%
2015	3,461,259	399,599	861,122	4,322,381	407,856,309	1.06%
2014	4,281,945	436,799	1,032,984	5,314,929	424,223,185	1.25%

(1) Total shares reflect total of "Full-Value Shares Granted – Deferred Stock Awards" and "Full-Value Shares Vested - Performance Awards."

(2) "Gross Burn Rate" is defined as the number of shares underlying awards granted in the year (excluding performance awards which will be counted as they are earned) divided by the basic weighted average number of shares of common stock outstanding during the year.

Overhang is a measure of potential dilution and is defined as the sum of (1) the total number of shares underlying all equity awards outstanding and (2) the total number of shares available for future award grants, divided by: the sum of (a) the total number of shares underlying all equity awards outstanding, (b) the total number of shares available for future award grants and (c) the total number of shares of common stock outstanding. Our overhang at March 1, 2017 was 6.6%. If the additional 8,300,000 shares proposed to be authorized for grant under the 2017 Stock Incentive Plan are included in the calculation, our overhang would have been 8.5% at March 1, 2017.

Securities Authorized for Issuance Under Equity Compensation Plans at March 1, 2017

As indicated above, at March 1, 2017 we had a total of 10,717,473 shares, subject to outstanding awards or related restrictions under the 2006 Equity Incentive Plan. The following table sets forth the number of shares of our common stock subject to outstanding awards and available for future grant under all State Street equity compensation plans as of March 1, 2017, as well as the total number of shares of our common stock that were outstanding as of that date. The table does not include the additional shares that are the subject of the proposed 2017 Stock Incentive Plan being presented for shareholder approval at the annual meeting.

Number of Shares Subject to Outstanding Stock Options and SARs[1]	594,352
Weighted-average per share exercise price	$81.71
Weighted-average remaining term	0.9 years
Number of Shares Subject to Outstanding Stock Awards[2]	10,123,121
Number of Shares Available for Future Grant Under Equity Compensation Plans	16,491,204[3]
Shares of State Street Common Stock Outstanding	382,340,566

(1) Consists of 0 shares subject to stock options and 594,352 stock appreciation rights (SARs).

(2) Consists of 8,662,529 shares subject to deferred stock awards, 0 shares subject to restricted stock awards and 1,460,592 shares subject to performance awards (assuming payout at 100%).

(3) At March 1, 2017, we had no other equity compensation plans, other than the 2006 Equity Incentive Plan, under which shares of our common stock remained available for future grant.

For additional information concerning our securities authorized for issuance under our equity compensation plans at December 31, 2016, see below under the heading "Securities Authorized for Issuance Under Equity Compensation Plans at December 31, 2016."

Summary of the 2017 Stock Incentive Plan

The following summary of the 2017 Stock Incentive Plan is qualified in its entirety by reference to the 2017 Stock Incentive Plan, a copy of which is attached as *Appendix A* to this proxy statement. References to our Board in this summary and in this Item 4, generally, shall include the Compensation Committee or any other committee appointed by our Board to administer the 2017 Stock Incentive Plan.

Types of Awards; Shares Available for Issuance The 2017 Stock Incentive Plan allows for the issuance of incentive stock options intended to qualify under Section 422 of the Code, nonstatutory stock options, stock appreciation rights, restricted stock awards, restricted stock units, other stock-based awards and performance awards; we refer to these securities as Awards. Subject to adjustment in the event of stock splits, stock dividends or similar events, Awards may be made under the 2017 Stock Incentive Plan for (i) up to 8,300,000 shares of common stock plus (ii) an additional number of shares of common stock (up to 28,500,000 shares) as is equal to the sum of the number of shares of common stock remaining available for grant under the 2006 Equity Incentive Plan immediately prior to the annual meeting and the number of shares of common stock subject to awards granted under the 2006 Equity Incentive Plan that expire, terminate or are otherwise surrendered, cancelled, forfeited or repurchased by us at their original issuance price pursuant to a contractual repurchase right (subject, in the case of incentive stock options, to any limitations of the Code). In addition, if any Award granted under the 2017 Stock Incentive Plan expires or is terminated, surrendered, canceled, forfeited or otherwise results in any common stock not being issued, the unused common stock covered by such Award shall again be available for the grant of Awards under the 2017 Stock Incentive Plan (subject, in the case of incentive stock options, to any limitations under the Code). Further, shares of common stock delivered to us by a participant to exercise an Award or to satisfy tax withholding obligations (including shares retained from the Award creating the tax obligation) shall be added back to the number of shares of common stock available for the future grant of Awards under the 2017 Stock Incentive Plan, provided that no more than the number of shares used to satisfy the statutory minimum withholding obligations shall be added back to the plan. Common stock repurchased by us on the open market using proceeds from the exercise of an Award shall not increase the number of shares of common stock available for future grant of Awards under the 2017 Stock Incentive Plan. Certain sub-limitations apply to the shares available for issuance under the 2017 Stock Incentive Plan. The maximum number of shares of common stock with respect to which options may be granted to any person in any calendar year and the maximum number of shares of common stock subject to stock appreciation rights granted to any person in any calendar year shall each be 2,000,000, and the maximum number of shares of common stock subject to other Awards granted to any person in any calendar year shall be 2,000,000. In any calendar year, the sum of cash compensation paid to any non-employee director and the value of Awards made under the 2017 Stock Incentive Plan to such non-employee director (calculated based on grant date fair value of such Awards for financial reporting purposes) shall not exceed $1,500,000, subject to exceptions in extraordinary circumstances as the Executive Compensation Committee may determine in its discretion. All shares of common stock covered by stock appreciation rights shall be counted against the number of shares available for grant under the 2017 Stock Incentive Plan and against the applicable sub-limitations described above. However, stock appreciation rights that may be settled only in cash shall not be so counted, and if a stock appreciation right is granted in tandem with an option for the same number of shares of common stock and the grant provides that only one such Award may be exercised (which we refer to as a “tandem SAR”), only the shares covered by the option shall be counted, and the expiration of one in connection with the other’s exercise will not restore shares to the 2017 Stock Incentive Plan. The shares covered by a tandem SAR will not again become available for grant under the 2017 Stock Incentive Plan upon the expiration or termination of the tandem SAR. In the case of the exercise of a stock appreciation right, the number of shares counted against the shares available under the 2017 Stock Incentive Plan and the sub-limitations described above shall be the full number of shares subject to the stock appreciation right multiplied by the percentage of the stock appreciation right actually exercised, regardless of the number of shares actually used to settle the stock appreciation right upon exercise. In connection with a merger or consolidation of an entity with us or our acquisition of property or stock of an entity, our Board may grant Awards under the 2017 Stock Incentive Plan in substitution for any options or other stock or stock-based Awards granted by such entity or an affiliate thereof on such terms as our Board determines appropriate in the circumstances, notwithstanding any limitation on Awards contained in the 2017 Stock Incentive Plan. No such substitute Awards shall count against the overall share limits or sub-limitations described above, except as required by reason of Section 422 and related provisions of the Code. Shares issued under the 2017 Stock Incentive Plan may consist in whole or in part of authorized but unissued shares or treasury shares. Descriptions of Awards Options. Optionees receive the right to purchase a specified number of shares of common stock at a specified option price and subject to such other terms and conditions as are specified in connection with the option grant. Only our employees or employees of our subsidiaries may receive “incentive stock options” as defined in Section 422 of the Code. An option that is not intended to be an “incentive stock option” is a “nonstatutory stock option.” Options may not be granted at an exercise price that is less than 100% of the fair market value of the common stock on the effective date of grant; provided, however, that if our Board approves the grant of an option with an exercise price to be determined on a future date, the exercise price may not be less than 100% of the fair market value of the common stock on such future date. Under present law, incentive stock options may not be granted at an exercise price less than 110% of the fair market value in the case of stock options granted to optionees holding more than 10% of the total combined voting power of all classes of our stock or any of our subsidiaries. Subject to the provisions of the 2017 Stock Incentive Plan, stock options may not be granted for a term in excess of 10 years (and, under present law, five years in the case of incentive stock options granted to optionees holding greater than 10% of the total combined voting power of all classes of our stock or any of our subsidiaries). The 2017 Stock Incentive Plan permits participants to pay the exercise price of options using one or more of the following methods of payment: (1) payment by cash or check, or, except as may otherwise be provided in the applicable option agreement or approved by our Board, in connection with a “cashless exercise” through a broker, (2) to the extent provided in the applicable option agreement or approved by our Board, and subject to certain conditions, by surrender to us of shares of common stock owned by the participant valued at their fair market value, (3) to the extent provided in an applicable nonstatutory stock option agreement or approved by our Board, and subject to certain conditions, by delivery of a notice of “net exercise” as a result of which we will retain a number of shares of common stock otherwise issuable pursuant to the option equal to the aggregate exercise price for the portion of the option being exercised divided by the fair market value of common stock on the date of exercise, (4) to the extent permitted by applicable law and provided for in the applicable option agreement or approved by our Board, by any other lawful means or (5) any combination of the foregoing. Stock Appreciation Rights. A stock appreciation right, or SAR, is an award entitling the holder, upon exercise, to receive a number of shares of common stock or cash (or a combination thereof) determined by reference to the appreciation, from and after the date of grant, in the fair market value of a share of common stock over the measurement price. The 2017 Stock Incentive Plan provides that the measurement price of a SAR may not be less than 100% of the fair market value of common stock on the effective date of grant (provided, however, that if our Board approves the grant of a SAR effective as of a future date, the measurement price shall not be less than 100% of the fair market value on such future date) and that, subject to the provisions of the 2017 Stock Incentive Plan, SARs granted under the 2017 Stock Incentive Plan may not have a term in excess of 10 years. Limitation on Repricing of Options or SARs; No Reload Options or SARs. With respect to options and SARs, unless such action is approved by shareholders or otherwise permitted under the terms of the 2017 Stock Incentive Plan in connection with certain changes in capitalization and covered transactions (as defined in the 2017 Stock Incentive Plan), we may not (1) amend any outstanding option or SAR granted under the 2017 Stock Incentive Plan to provide an exercise price or measurement price per share that is lower than the then-current exercise price or measurement price per share of such outstanding option or SAR, (2) cancel any outstanding option or SAR (whether or not granted under the 2017 Stock Incentive Plan) and grant in substitution therefor new Awards under the 2017 Stock Incentive Plan (other than certain substitute Awards described above) covering the same or a different number of shares of common stock and having an exercise price or measurement price per share lower than the then-current exercise price or measurement price per share of the canceled option or SAR, (3) cancel in exchange for a cash payment any outstanding option or SAR with an exercise price or measurement price per share above the then-current fair market value of common stock, or (4) take any other action under the 2017 Stock Incentive Plan that constitutes a “repricing” within the meaning of the rules of the New York Stock Exchange. No option or SAR granted under the 2017 Stock Incentive Plan shall contain any provision entitling the participant to the automatic grant of additional options or SARs in connection with any exercise of the original option or SAR. Restricted Stock Awards. We may issue Awards entitling recipients to acquire shares of common stock subject to our right to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by our Board in the applicable Award are not satisfied prior to the end of the applicable restriction period established for such Award. We refer to these Awards as Restricted Stock. Restricted Stock Units. We may also grant Awards entitling the recipient to receive shares of common stock (or cash equal to the fair market value of such shares) to be delivered at the time such Award vests or is settled by us. We refer to these Awards as Restricted Stock Units. Our Board may, in its discretion, provide that settlement of Restricted Stock Units shall be deferred, on a mandatory basis or at the election of the participant, in a manner that complies with Section 409A of the Code. A participant has no voting rights with respect to any Restricted Stock Units unless and until the underlying shares of common stock are issued. Other Stock-Based Awards. Under the 2017 Stock Incentive Plan, our Board may grant other Awards of shares of our common stock and other Awards that are valued in whole or in part by reference to, or are otherwise based upon common stock or other property, having such terms and conditions as our Board may determine. We refer to these types of Awards as Other Stock-Based Awards. Other Stock-Based Awards may be available as a form of payment in the settlement of other Awards granted under the 2017 Stock Incentive Plan or as payment in lieu of compensation to which a participant is otherwise entitled. Other Stock-Based Awards may be paid in shares of common stock or cash, as our Board determines. Performance Awards. Restricted Stock, Restricted Stock Units and Other Stock-Based Awards granted under the

2017 Stock Incentive Plan may be made subject to achievement of performance goals. We refer to these types of Awards as Performance Awards. With respect to Performance Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code, a committee comprised solely of two or more directors eligible to serve on a committee making qualified “performance-based compensation” awards under Section 162(m) of the Code (a “Section 162(m) Committee”) shall specify, at the time of grant, that such Performance Award will be granted, vest and/or pay out solely upon the achievement of specified objective performance criteria that are based on the relative or absolute attainment of specified levels of one or any combination of the following, which may be determined pursuant to generally accepted accounting principles, or GAAP, or on a non-GAAP basis, as determined by the Executive Compensation Committee: earnings or earnings per share; return on equity; return on assets; return on capital; cost of capital; total stockholder return; revenue; market share; quality/service; organizational development; strategic initiatives (including acquisitions or dispositions); risk control; expense; operating leverage; operating fee leverage; capital ratios; liquidity ratios; income; comprehensive capital analysis and review (CCAR); and other regulatory-related metric. The preceding performance criteria may reflect absolute entity or business unit performance or a relative comparison to the performance of a peer group of entities or other external measure of selected performance criteria and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. Such performance measures (1) may vary by participant and may be different for different Awards; (2) may be particular to a participant or the department, branch, line of business, subsidiary or other unit in which the participant works and may cover such period as may be specified by the Section 162(m) Committee; and (3) shall be set by the Section 162(m) Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m). The section 162(m) Committee may specify, no later than the deadline for establishing the performance measures for a year, that one or more of the performance measures applicable to an Award or Awards for such year will be adjusted in an objectively determinable manner to reflect events (for example, but without limitation, acquisitions, dispositions, joint ventures or restructurings, expenses associated with acquisitions, dispositions, joint ventures or restructurings, amortization of purchased intangibles associated with acquisitions, impact (dilution and expenses) of securities issuances (debt or equity) to finance, or in contemplation of, acquisitions or ventures, merger and integration expenses, changes in accounting principles or interpretations, changes in tax law or financial regulatory law, impairment charges, fluctuations in foreign currency exchange rates, charges for restructuring or rationalization programs (e.g., cost of workforce reductions, facilities or lease abandonments, asset impairments), one-time insurance claims payments, extraordinary and/or non-recurring items, litigation, regulatory matter or tax rate changes) occurring during the year that affect the applicable performance measure. The section 162(m) Committee may adjust downwards, but not upwards, the number of shares payable pursuant to such Awards and may not waive the achievement of the applicable performance measures except in the case of the death or disability of the participant or a change in control of State Street. Performance Awards that are not intended to qualify as “performance-based compensation” under Section 162(m) may be based on these or other performance measures as determined by our Board. Transferability of Awards Except as our Board may otherwise determine or provide in an Award in connection with certain gratuitous transfers, Awards may not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an incentive stock option, pursuant to a qualified domestic relations order. During the life of the participant, Awards are exercisable only by the participant. Eligibility to Receive Awards Employees, officers, directors, consultants and advisors of State Street and of our present or future parent or subsidiary corporations and any other business venture in which State Street has a controlling interest (as determined by our Board) are eligible to be granted Awards under the 2017 Stock Incentive Plan. However, incentive stock options may only be granted to our employees, employees of our present or future parent or subsidiary corporations and employees of any other entities the employees of which are eligible to receive incentive stock options under the Code. As of March 1, 2017, approximately 6,570 persons were eligible to receive Awards under the 2017 Stock Incentive Plan, including our executive officers and non-employee directors. The granting of Awards under the 2017 Stock Incentive Plan is discretionary, and we cannot now determine the number or type of Awards to be granted in the future to any particular person or group, except that Awards are subject to the limitations described above. On March 1, 2017, the last reported sale price of common stock on the New York Stock Exchange was $81.65. Clawback Policy All Awards granted under the 2017 Stock Incentive Plan are subject to any clawback policy that the Company has adopted or may adopt in the future, or any other compensation recovery requirements that the Company determines are necessary or appropriate to be applicable to an Award. Administration Our Board administers the 2017 Stock Incentive Plan and is authorized to grant Awards, to adopt, amend and repeal the administrative rules, guidelines and practices relating to the 2017 Stock Incentive Plan and to construe and interpret the provisions of the 2017 Stock Incentive Plan and any Award agreements entered into under the 2017 Stock Incentive Plan. Our Board may correct any defect, supply any omission or reconcile any inconsistency in the 2017 Stock Incentive Plan or any Award. All actions and decisions by the Board with respect to the 2017 Stock Incentive Plan and any Awards shall be made in our Board’s discretion and shall be final and binding on all persons having or claiming any interest in the 2017 Stock Incentive Plan or any Award. Pursuant to the terms of the 2017 Stock Incentive Plan, our Board may delegate authority under the 2017 Stock Incentive Plan to one or more committees or subcommittees of our Board. Our Board has authorized the Executive Compensation Committee to administer certain aspects of the 2017 Stock Incentive Plan, including the granting of awards to directors and executive officers. The Executive Compensation Committee, with the input of management, selects the recipients of Awards and determines, in addition to other items, and subject to the terms of the 2017 Stock Incentive Plan: • the number of shares of common stock, cash or other consideration covered by Awards and the terms and conditions of such Awards, including the dates upon which such Awards become exercisable or otherwise vest; • the exercise or measurement price of Awards, if any; • the effect on Awards of a change in control of State Street; and • the duration of Awards. Our Board or the Executive Compensation Committee may delegate (1) to one or more of its members such of its duties, powers and responsibilities as it may determine; (2) to one or more of our officers the power and authority to grant or to allocate consistent with the requirements of Chapter 156D of the Massachusetts General Laws and subject to such limitations under the 2017 Stock Incentive Plan or as the Board or the Executive Compensation Committee may impose, Awards among such persons (other than to any executive officer (as defined by Rule 3b-7 under the Exchange Act) or to any officer (as defined by Rule 16a-1(f) under the Exchange Act)) eligible to receive Awards under the 2017 Stock Incentive Plan as such delegated member or members of the Board or the Executive Compensation Committee or officer or officers of State Street determine consistent with such delegation; and (3) to such employees or other persons as it determines such ministerial tasks as it deems appropriate. Awards to non-employee directors will only be granted and administered by a committee, all the members of which are independent as defined by Section 303A.02 of the New York Stock Exchange Listed Company Manual. Except as otherwise provided under the 2017 Stock Incentive Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and our Board need not treat participants uniformly. Unless our Board expressly provides otherwise, immediately upon the cessation of a participant’s employment, (1) each Award requiring exercise that is then held by the participant or by the participant’s permitted transferees, if any, will cease to be exercisable and will terminate, and (2) all other Awards that are then held by the participant or by the participant’s permitted transferees, if any, to the extent not already vested will be forfeited, except that: (a) unless termination of employment occurs due to death or the Board’s determination in its sole discretion that the cessation of employment has resulted for reasons which cast such discredit on the participant as to justify immediate termination of the Award, all options and SARS held by the participant or the participant’s permitted transferees, if any, immediately prior to the cessation of the participant’s employment, to the extent then exercisable, will remain exercisable for the lesser of a period of three months and the period ending on the latest on which such option or SAR would have been exercised without regard to this provision, and will thereupon terminate; (b) all options and SARS held by a participant or the participant’s permitted transferees, if any, immediately prior to the participant’s death, to the extent then exercisable, will remain exercisable for the lesser of the one year period ending with the first anniversary of the participant’s death and the period ending on the latest date on which such option or SAR could have been exercised without regard to this provision, and will thereupon terminate; and (c) all options and SARs held by a participant or the participant’s permitted transferees, if any, immediately prior to the cessation of the participant’s employment will immediately terminate upon such cessation if the Board in its sole discretion determines that such cessation has resulted for reasons which cast such discredit on the participant as to justify immediate termination of the Award. We are required to make equitable adjustments (in the manner determined by our Board) to the number and class of securities available under the 2017 Stock Incentive Plan and any outstanding Awards under the 2017 Stock Incentive Plan and the share counting rules and sub-limits set forth in the 2017 Stock Incentive Plan, to reflect stock splits, stock dividends, recapitalizations, combinations of shares, reclassifications of shares, spin-offs and other similar changes in capitalization or events or any dividends or distributions to holders of common stock other than ordinary cash dividends. We will indemnify and hold harmless each director, officer, employee or agent to whom any duty or power relating to the administration or interpretation of the 2017 Stock Incentive Plan has been or will be delegated against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with our Board’s approval) arising out of any act or omission to act concerning the 2017 Stock Incentive Plan unless arising out of such person’s own fraud or bad faith. Amendment of Awards. Except as otherwise provided under the 2017 Stock Incentive Plan with respect to repricing outstanding stock options or SARs, our Board may (1) amend, modify or terminate any outstanding Award, including, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an incentive stock option to a nonstatutory stock option or (2) at any time accelerate the vesting or exercisability of an Award, regardless of any adverse or potentially adverse tax consequences resulting from such acceleration; provided that the participant’s consent to any such action will be required unless our Board determines that the action, taking into account any related action, does not materially and adversely affect the participant’s rights under the 2017 Stock Incentive Plan or the change is otherwise permitted under the terms of the 2017 Stock Incentive Plan in connection with a change in capitalization, covered transaction, change in control or acceleration of vesting or exercisability of an Award. Covered Transactions; Change in Control Definitions. The 2017 Stock Incentive Plan contains provisions addressing the consequences of any covered transaction or change in control. A “covered transaction” is defined under the terms of the 2017 Stock Incentive Plan to mean (1) a merger, or similar transaction or series of related transactions, including a sale or other disposition of stock, in which State Street is not the surviving corporation or which results in the acquisition of all or substantially all of State Street’s then outstanding common stock by a single person or entity or by a group of persons and/or entities acting in concert; (2) a sale or transfer of all or substantially all State Street’s assets; or (3) a dissolution or liquidation of State Street. A “change in control,” as defined under the terms of the 2017 Stock Incentive Plan, means (a) subject to specific exceptions the acquisition by any individual, entity or group of beneficial ownership of 25% or more of either our then- outstanding shares of common stock or the combined voting power of our then-outstanding voting securities entitled to vote generally in the election of directors; (b) subject to specific exceptions, a change in the individuals who, as of the effective date of the 2017 Stock Incentive Plan, constitute the Board such that they cease for any reason to constitute at least a majority of the Board; (c) subject to specific exceptions, the consummation by State Street of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of State Street; or (d) the approval by our shareholders of a complete liquidation or dissolution of State Street. Effect on Awards. Under the 2017 Stock Incentive Plan, in the event of a covered transaction, subject to certain limitations: (1) if the covered transaction is one in which there is an acquiring or surviving entity, our Board may provide for the assumption of some or all outstanding Awards or for the grant of new awards in substitution therefor by the acquiror or survivor or an affiliate of the acquiror or survivor; (2) if the covered transaction is one in which holders of common stock will receive upon consummation a payment, our Board may provide for payment, with respect to some or all Awards, equal in the case of each affected Award to the excess, if any, of (a) the fair market value of one share of common stock (as determined by our Board in its reasonable discretion) times the number of shares of common stock subject to the Award, over (b) the aggregate exercise or purchase price, if any, under the Award (in the case of an SAR, the aggregate base price above which appreciation is measured), in each case on such payment terms and other terms, and subject to such conditions, as our Board determines; (3) if the covered transaction (whether or not there is an acquiring or surviving entity) is one in which there is no assumption, substitution or cash-out, each Award requiring exercise will become fully exercisable, each Award of Restricted Stock will become fully vested and the delivery of shares of Common Stock deliverable under each outstanding award of Restricted Stock Units, Performance Awards (to the extent consisting of Restricted Stock Units) and Other Stock- Based Awards will be accelerated and such shares will be delivered, prior to the covered transaction, in each case on a basis that gives the holder of the Award a reasonable opportunity, as determined by our Board, following exercise of the Award or the delivery of the shares, as the case may be, to participate as a shareholder in the covered transaction; or (4) each Award (unless assumed or substituted), other than outstanding shares of Restricted Stock, will terminate upon consummation of the covered transaction. Notwithstanding the foregoing, in the event of a change in control: (1) if, on or prior to the first anniversary of the consummation of the change in control, the participant’s employment is terminated for good reason (as defined in the 2017 Stock Incentive Plan) by the participant or is terminated without cause (as defined in the 2017 Stock Incentive Plan) by State Street, all options and SARs outstanding as of the date such change in control is consummated and which are not then exercisable shall become exercisable to the full extent of the original grant, all shares of Restricted Stock which are not otherwise vested shall vest, and Performance Awards shall vest to the extent set forth in the applicable Award agreement; (2) after a change in control, options and SARs granted as substitution for existing Awards shall remain exercisable following a termination of employment (other than termination by reason of death, disability (as determined by State Street) or retirement (as defined by the Award)) for the lesser of a period of seven months or the period ending on the latest date on which such option or SAR could otherwise have been exercised; and (3) in connection with or following a change in control, our Board may not impose additional conditions upon exercise or otherwise amend or restrict any Award, or amend the terms of the 2017 Stock Incentive Plan in any manner adverse to the holder thereof, without the written consent of such holder. Provisions for Foreign Participants Our Board may from time to time establish one or more sub-plans under the 2017 Stock Incentive Plan for purposes of satisfying applicable securities, tax or other laws of various jurisdictions. Our Board shall establish such sub-plans by adopting supplements to the 2017 Stock Incentive Plan containing any limitations on our Board’s discretion under the 2017 Stock Incentive Plan as our Board shall deem necessary or desirable and any additional terms and conditions not otherwise inconsistent with the 2017 Stock Incentive Plan that our Board shall deem necessary or desirable. All supplements adopted by our Board shall be deemed to be part of the 2017 Stock Incentive Plan, but each supplement shall apply only to participants within the affected jurisdiction. Amendment or Termination Our Board may amend, suspend or terminate the 2017 Stock Incentive Plan or any portion thereof at any time provided that (1) to the extent required by Section 162(m) of the Code, no Award granted to a participant that is intended to comply with Section 162(m) after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Award, unless and until our shareholders approve such amendment in the manner required by Section 162(m); (2) no amendment that would require shareholder approval under the rules of the national securities exchange on which we then maintain our primary listing may be made effective unless and until our shareholders approve such amendment; and (3) if the national securities exchange on which we then maintain our primary listing does not have rules regarding when shareholder approval of amendments to equity compensation plans is required (or if the common stock is not then listed on any national securities exchange), then no amendment to the 2017 Stock Incentive Plan (a) materially increasing the number of shares authorized under the 2017 Stock Incentive Plan (other than as provided for in the 2017 Stock Incentive Plan in connection with substitute Awards, changes in capitalization, covered transactions or change in control), (b) expanding the types of Awards that may be granted under the 2017 Stock Incentive Plan, or (c) materially expanding the class of participants eligible to participate in the 2017 Stock Incentive Plan shall be effective unless and until our shareholders approve such amendment. In addition, if at any time the approval of our shareholders is required as to any other modification or amendment under Section 422 of the Code or any successor provision with respect to incentive stock options, our Board may not effect such modification or amendment without such approval. Unless otherwise specified in the amendment, any amendment to the 2017 Stock Incentive Plan adopted in accordance with the procedures described above shall apply to, and be binding on the holders of, all Awards outstanding under the 2017 Stock Incentive Plan at the time the amendment is adopted, provided that our Board determines that such amendment, taking into account any related action, does not materially and adversely affect the rights of participants under the 2017 Stock Incentive Plan. No Award may be made that is conditioned upon shareholder approval of any amendment to the 2017 Stock Incentive Plan unless the Award provides that (i) it will terminate or be forfeited if shareholder approval of such amendment is not obtained within no more than 12 months from the date of grant and (ii) it may not be exercised or settled (or otherwise result in the issuance of common stock) prior to such shareholder approval. Effective Date and Term of 2017 Stock Incentive Plan The 2017 Stock Incentive Plan shall become effective on the date the plan is approved by our shareholders. No Awards shall be granted under the 2017 Stock Incentive Plan after the expiration of 10 years from the effective date, but Awards previously granted may extend beyond that date. Federal Income Tax Consequences The following generally summarizes the United States federal income tax consequences that generally will arise with respect to Awards granted under the 2017 Stock Incentive Plan. This summary is based on the federal tax laws in effect as of the date of this proxy statement. In addition, this summary assumes that all Awards are exempt from, or comply with, the rules under Section 409A of the Code regarding nonqualified deferred compensation. Changes to these laws or assumptions could alter the tax consequences described below. Incentive Stock Options. A participant will not have income upon the grant of an incentive stock option. Also, except as described below, a participant will not have income upon exercise of an incentive stock option if the participant has been employed by us or our corporate parent or 50% or more-owned corporate subsidiary at all times beginning with the option grant date and ending three months before the date the participant exercises the option. If the participant has not been so employed during that time, then the participant will be taxed as described below under “Nonstatutory

Stock Options.” The exercise of an incentive stock option may subject the participant to the alternative minimum tax. A participant will have income upon the sale of the stock acquired under an incentive stock option, which we refer to as ISO stock, at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the participant sells the ISO stock. If a participant sells the ISO stock more than two years after the option was granted and more than one year after the option was exercised, then all of the profit will be long-term capital gain. If a participant sells the ISO stock prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and a portion of the profit will be ordinary income and a portion may be capital gain. This capital gain will be long-term if the participant has held the ISO stock for more than one year and otherwise will be short-term. If a participant sells the ISO stock at a loss (sales proceeds are less than the exercise price), then the loss will be a capital loss. This capital loss will be long-term if the participant held the ISO stock for more than one year and otherwise will be short-term. Nonstatutory Stock Options. A participant will not have income upon the grant of a nonstatutory stock option. A participant will have compensation income upon the exercise of a nonstatutory stock option equal to the fair market value of the stock on the day the participant exercised the option less the exercise price. Upon sale of the stock, which we refer to as NSO stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the fair market value of the NSO stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the NSO stock for more than one year and otherwise will be short-term. Stock Appreciation Rights. A participant will not have income upon the grant of a SAR but generally will recognize compensation income upon the exercise of a SAR equal to the amount of the cash and the fair market value of any stock received. Upon the sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the SAR was exercised. This capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term. Restricted Stock. A participant will not have income upon the grant of Restricted Stock unless an election under Section 83(b) of the Code is made within 30 days of the date of grant. If a timely Section 83(b) election is made, then a participant will have compensation income equal to the fair market value of the stock on the date of grant less the purchase price, if any. When the stock is sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the fair market value of the stock on the date of grant. If the participant does not make a Section 83(b) election, then when the shares of Restricted Stock vest the participant will have compensation income equal to the fair market value of the stock on the vesting date less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the fair market value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term. Restricted Stock Units. A participant will not have income upon the grant of a Restricted Stock Unit. A participant is not permitted to make a Section 83(b) election with respect to a Restricted Stock Unit. When the Restricted Stock Unit vests, the participant will have income on the vesting date in an amount equal to the fair market value of the stock on the vesting date less the purchase price, if any. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term. Other Stock-Based Awards. The tax consequences associated with any Other Stock-Based Award granted under the 2017 Stock Incentive Plan will vary depending on the specific terms of the Award. Among the relevant factors are whether or not the Award has a readily ascertainable fair market value, whether or not the Award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the Award and the participant’s holding period and tax basis for the Award or underlying common stock. Tax Consequences to State Street. There will be no tax consequences to us except that we will be entitled to a deduction when a participant has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Code. Securities Authorized for Issuance Under Equity Compensation Plans at December 31, 2016 The following table presents the number of outstanding common stock awards, options, warrants and rights granted by State Street to participants in our equity compensation plans, as well as the number of securities available for future issuance under these plans, as of December 31, 2016. The table provides this information separately for equity compensation plans that have and have not been approved by shareholders. Shares presented in the table and in the footnotes following the table are stated in thousands of shares.

(Shares in thousands) (a) Number of securities to be issued upon exercise of outstanding options, warrants and rights (b) Weighted-average exercise price of outstanding options, warrants and rights(1) (c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) Plan category: Equity compensation plans approved by shareholders 10,016(2) $77.52 18,491 Equity compensation plans not approved by shareholders 24(3) — Total 10,040 18,491 (1) Excludes deferred stock awards and performance awards for which there is no exercise price. (2) Consists of 7,814 thousand shares subject to deferred stock awards, zero shares subject to shares subject to stock options, 995 thousands stock appreciation rights and 1,247 thousand shares subject to performance awards (assuming payout at 100% for all awards, including awards for which performance is uncertain). (3) Consists of shares subject to deferred stock awards. Individual directors who are not our employees have received stock awards and cash retainers, both of which may be deferred. Directors may elect to receive shares of our common stock in place of cash. If payment is in the form of common stock, the number of shares is determined by dividing the approved cash amount by the closing price on the date of the annual shareholders’ meeting or date of grant, if different. All deferred shares, whether stock awards or common stock received in place of cash retainers, are increased to reflect dividends paid on the common stock and, for certain directors, may include share amounts in respect of an accrual under a terminated retirement plan. Directors may elect to defer 50% or 100% of cash or stock awards until a date that they specify, usually after termination of service on the Board. The deferral may also be paid in either a lump sum or in installments over a two- to ten-year period. Stock awards totaling 230,915 shares of common stock were outstanding as of December 31, 2016; awards made through June 30, 2003, totaling 23,606 shares outstanding as of December 31, 2016, have not been approved by shareholders. There are no other equity compensation plans under which our equity securities are authorized for issuance that have been adopted without shareholder approval. Awards of stock made or retainer shares paid to individual directors after June 30, 2003 have been made under our 1997 or 2006 Equity Incentive Plan, both of which were approved by shareholders.